Exhibit 99.8


Deal Name:                     GSAA-05-06

Detailed collateral info
                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
Aggregated
-----------------------------------------------------------------------------------------------------------------------------------
$700,000 & Below                 4,007        $1,012,758,119       $252,747        92.42%      5.785      359     714     77.54%
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 - $800,000                 28            20,917,621        747,058          1.91      5.737      358     716      74.17
-----------------------------------------------------------------------------------------------------------------------------------
$800,001 - $900,000                 23            19,874,278        864,099          1.81      5.813      358     703      74.37
-----------------------------------------------------------------------------------------------------------------------------------
$900,001 - $1,000,000               39            37,684,874        966,279          3.44      5.899      358     718      69.34
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$1,000,001 - $1,100,000              1             1,072,500      1,072,500           0.1          6      359     681         65
-----------------------------------------------------------------------------------------------------------------------------------
$1,100,001 - $1,200,000              3             3,507,500      1,169,167          0.32      5.847      358     714      68.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        % of       % Single
                          Combined LTV    Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
----------------------------------------------------------------------------------------------------------------------------------
Aggregated
-----------------------------------------------------------------------------------------------------------------------------------
$700,000 & Below               88.78%     76.04%        28.16%        80.21%        59.81%        90.85%        22.32%     36.12
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 - $800,000            80.17      74.17         17.58         82.28         50.01         85.63         28.64      33.85
-----------------------------------------------------------------------------------------------------------------------------------
$800,001 - $900,000            81.19      74.36         21.87         82.81         69.54         91.25         30.91      38.24
-----------------------------------------------------------------------------------------------------------------------------------
$900,001 - $1,000,000          77.09      69.34         18.03         76.9          54.18         89.94         38.48      35.24
-----------------------------------------------------------------------------------------------------------------------------------
$1,000,001 - $1,100,000        65         65              0           100           100           100           100        39.69
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$1,100,001 - $1,200,000        77.26      67.83           0           67.57         33.36         100           65.79      39.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         88.02%     75.71%     27.38%           80.16%        59.56%        90.76%        23.36%     36.1
-----------------------------------------------------------------------------------------------------------------------------------



ltv

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
80.00 & Below                    3,783        $1,033,844,990       $273,287        94.34%      5.783      359     714     76.26%
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                       50             8,439,284        168,786          0.77      5.984      358     704         84
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                      159            31,033,681        195,180          2.83      5.902      359     704      89.62
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                       85            18,249,840        214,704          1.67      5.921      359     697      94.49
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                      24             4,247,097        176,962          0.39      5.541      357     691        100
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        % of       % Single
                          Combined LTV    Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
----------------------------------------------------------------------------------------------------------------------------------
80.00 & Below                87.80%        76.21%      25.99%        80.69%        59.64%        91.28%        24.04%       36.01
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                85.84         71.15       41.5          52.09         44.54         87.87         30.38        35.65
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                90.28         66.89       45.07         57.17         57.11         85.87         13.72        36.98
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                94.68         66.25       52.35         97.5          63.05         87.72          3.77        37.74
----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                 100         67.03        100          100           72.28         20.32             0        44.32
----------------------------------------------------------------------------------------------------------------------------------
Total:                      88.02%        75.71%       27.38%        80.16%        59.56%        90.76%        23.36%       36.1
----------------------------------------------------------------------------------------------------------------------------------



fico

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
550 - 574                            1              $517,500       $517,500         0.05%       6.75      359     569     75.00%
-----------------------------------------------------------------------------------------------------------------------------------
575 - 599                            1               159,710        159,710          0.01        6.5      358     591        100
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600 - 624                           23             5,465,591        237,634           0.5      6.015      358     618      76.97
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625 - 649                          208            47,918,745        230,379          4.37      5.936      359     639      77.51
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650 - 674                          560           151,570,808        270,662         13.83      5.861      359     664         76
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675 - 699                          835           228,694,788        273,886         20.87      5.832      359     687      76.68
-----------------------------------------------------------------------------------------------------------------------------------
700 & Above                      2,473           661,487,752        267,484         60.36      5.745      359     741      77.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                        % of       % Single
                          Combined LTV    Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
----------------------------------------------------------------------------------------------------------------------------------
550 - 574                      90.00%     75.00%         0.00%       100.00%       100.00%       100.00%       100.00%      36.78
----------------------------------------------------------------------------------------------------------------------------------
575 - 599                     100         65           100           100           100             0             0          60.56
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600 - 624                      85.89      74.02         65.87         93.96         79.68         71.23         30.19       41.69
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625 - 649                      84.87      73.61         59.44         90.39         62.03         86.24         33.6        38.42
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650 - 674                      83.66      74.07         37.14         85.54         60.43         87.1          37.26       37.94
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675 - 699                      87.47      75.61         25.05         82.44         60.81         90.51         28.5        35.88
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700 & Above                    89.45      76.29         23.31         77.26         58.54         92.19         17.55       35.56
----------------------------------------------------------------------------------------------------------------------------------
Total:                         88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%      36.1
----------------------------------------------------------------------------------------------------------------------------------



property

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                         189           $63,269,702       $334,760         5.77%      5.986      358     722     73.59%
----------------------------------------------------------------------------------------------------------------------------------
CONDO                              543           130,476,163        240,288         11.91      5.804      359     721      77.49
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PUD                                924           249,382,044        269,894         22.76      5.764      359     711      77.81
----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                    2,445           652,686,984        266,948         59.56      5.777      359     713      77.08
----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
----------------------------------------------------------------------------------------------------------------------------------


                                                                        % of      % Single
                       Combined LTV    Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                  80.94%      72.32%        26.66%        44.15%         0.00%        84.39%        31.22%        34.25
---------------------------------------------------------------------------------------------------------------------------------
CONDO                        88.71      76.32          29.4         76.56             0          91.4         17.08        36.37
---------------------------------------------------------------------------------------------------------------------------------
PUD                          88.96      76.31         30.21         80.62             0         91.94         19.68        36.37
---------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY                88.21      75.69         25.97          84.2           100          90.8         25.27        36.13
---------------------------------------------------------------------------------------------------------------------------------
Total:                      88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%         36.1
---------------------------------------------------------------------------------------------------------------------------------



document

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                     1,383          $300,031,071       $216,942        27.38%      5.717      359     707     78.67%
----------------------------------------------------------------------------------------------------------------------------------
NO DOC WITH VERFIED ASSETS         104            22,655,844        217,845          2.07      6.242      359     717      74.63
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NO DOC/NINA                        288            93,654,555        325,189          8.55      5.895      358     709      70.81
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REDUCED DOC                        250            58,103,155        232,413           5.3      5.544      360     717      75.09
----------------------------------------------------------------------------------------------------------------------------------
STATED DOC                       2,076           621,370,267        299,311          56.7      5.814      359     717      77.56
----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
----------------------------------------------------------------------------------------------------------------------------------


                                                                        % of      % Single
                       Combined LTV    Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
----------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC               89.89%     76.07%       100.00%        74.51%        56.49%        91.40%        23.44%        36.93
----------------------------------------------------------------------------------------------------------------------------------
NO DOC WITH VERFIED        80.74      72.44             0         84.78         59.45         80.77         34.43         0.42
ASSETS
----------------------------------------------------------------------------------------------------------------------------------
NO DOC/NINA                79.23      69.99             0         82.11         66.38         78.78         29.65        44.31
----------------------------------------------------------------------------------------------------------------------------------
REDUCED DOC                82.1      71.07              0         86.48         70.31         93.81         21.38        36.66
----------------------------------------------------------------------------------------------------------------------------------
STATED DOC                 89.26      76.95             0         81.83         59.02         92.34         22.16        35.67
----------------------------------------------------------------------------------------------------------------------------------
Total:                     88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%         36.1
----------------------------------------------------------------------------------------------------------------------------------



purpose


                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                       871          $256,030,986       $293,951        23.36%      5.766      359     699     72.01%
----------------------------------------------------------------------------------------------------------------------------------
PURCHASE                         2,670           708,899,395        265,505         64.69      5.816      359     721      79.29
----------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI                     560           130,884,512        233,722         11.94      5.692      359     702      75.16
----------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
----------------------------------------------------------------------------------------------------------------------------------


                                                                        % of      % Single
                       Combined LTV    Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                75.99%     71.37%        27.47%        80.46%        64.42%        88.37%       100.00%        35.28
----------------------------------------------------------------------------------------------------------------------------------
PURCHASE                      92.8      77.74         26.16         80.23         56.58         91.27             0        36.55
----------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI               85.64      73.19         33.82         79.22         66.22         92.69             0        35.26
----------------------------------------------------------------------------------------------------------------------------------
Total:                      88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%         36.1
----------------------------------------------------------------------------------------------------------------------------------



occupancy

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                          890          $184,235,110       $207,006        16.81%      5.951      358     723     75.08%
---------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                   3,071           878,412,402        286,035         80.16      5.754      359     711      77.56
---------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                        140            33,167,380        236,910          3.03      5.821      359     725       75.8
---------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
---------------------------------------------------------------------------------------------------------------------------------


                                                                        % of      % Single
                       Combined LTV    Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
--------------------------------------------------------------------------------------------------------------------------------
NON OWNER                   80.48%     73.38%        36.78%         0.00%        47.18%        87.43%        24.82%        33.49
--------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED               89.81      76.27         25.45           100         62.56         91.61         23.45        36.59
--------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                  82.56      73.68         26.25             0         48.93         86.84         12.96        38.34
--------------------------------------------------------------------------------------------------------------------------------
Total:                      88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%         36.1
--------------------------------------------------------------------------------------------------------------------------------



io

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
N                                  447          $101,223,084       $226,450         9.24%      5.902      358     706     75.60%
---------------------------------------------------------------------------------------------------------------------------------
Y                                3,654           994,591,809        272,193         90.76      5.778      359     715      77.25
---------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
---------------------------------------------------------------------------------------------------------------------------------


                                                                   % of        % Single
                      Combined LTV   Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
--------------------------------------------------------------------------------------------------------------------------------
N                         83.03%     72.74%        25.48%        72.81%        59.31%         0.00%        29.42%        36.31
------------------------------------------------------------------------------------------------------------------------------
Y                          88.53      76.01         27.57         80.91         59.59           100         22.75        36.09
------------------------------------------------------------------------------------------------------------------------------
Total:                    88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%         36.1
------------------------------------------------------------------------------------------------------------------------------



dti

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
0.000 & Below                      407          $119,326,459       $293,185        10.89%      5.957      358     709     71.57%
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 5.000                        5               826,550        165,310          0.08      5.883      359     717      72.56
---------------------------------------------------------------------------------------------------------------------------------
5.001 - 10.000                      16             4,305,843        269,115          0.39      5.519      358     710       69.5
---------------------------------------------------------------------------------------------------------------------------------
10.001 - 15.000                     44             8,126,096        184,684          0.74      5.802      358     731      75.24
---------------------------------------------------------------------------------------------------------------------------------
15.001 - 20.000                     91            17,966,033        197,429          1.64      5.694      359     724      73.08
---------------------------------------------------------------------------------------------------------------------------------
20.001 - 25.000                    208            44,189,667        212,450          4.03      5.699      359     716      76.15
---------------------------------------------------------------------------------------------------------------------------------
25.001 - 30.000                    394            93,100,855        236,297           8.5      5.722      359     722      76.96
---------------------------------------------------------------------------------------------------------------------------------
30.001 - 35.000                    713           196,253,053        275,250         17.91      5.739      359     718      77.87
---------------------------------------------------------------------------------------------------------------------------------
35.001 - 40.000                  1,183           333,995,131        282,329         30.48      5.769      359     716      78.11
---------------------------------------------------------------------------------------------------------------------------------
40.001 - 45.000                    743           205,529,135        276,621         18.76      5.784      359     708      78.07
---------------------------------------------------------------------------------------------------------------------------------
45.001 - 50.000                    245            59,084,128        241,160          5.39      5.976      359     700      78.39
---------------------------------------------------------------------------------------------------------------------------------
50.001 - 55.000                     39            10,268,152        263,286          0.94      5.756      359     685      81.24
---------------------------------------------------------------------------------------------------------------------------------
55.001 & Greater                    13             2,843,792        218,753          0.26      5.713      358     693      86.61
---------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
---------------------------------------------------------------------------------------------------------------------------------


                                                                   % of        % Single
                      Combined LTV   Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
--------------------------------------------------------------------------------------------------------------------------------
0.000 & Below             79.39%     70.29%         0.90%        83.40%        64.74%        79.48%        30.76%            0
-------------------------------------------------------------------------------------------------------------------------------
0.001 - 5.000              75.66      72.56         40.65         28.94         69.59           100          48.3         1.27
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 10.000                83       69.5          52.7         56.41         74.45           100         53.61         8.27
-------------------------------------------------------------------------------------------------------------------------------
10.001 - 15.000            82.44      73.35         41.37         35.27         52.74         95.37         20.98        13.29
-------------------------------------------------------------------------------------------------------------------------------
15.001 - 20.000            80.87      72.04         33.31         50.08         54.39         84.44         22.61        17.78
-------------------------------------------------------------------------------------------------------------------------------
20.001 - 25.000            85.17      74.82         33.59         70.53         56.76         90.54          22.9        22.89
-------------------------------------------------------------------------------------------------------------------------------
25.001 - 30.000            85.77      75.24         27.37         70.78         59.06         90.55         26.76        27.75
-------------------------------------------------------------------------------------------------------------------------------
30.001 - 35.000            88.81      76.77         22.64         82.35         60.67          93.7         26.92        32.77
-------------------------------------------------------------------------------------------------------------------------------
35.001 - 40.000            90.49      77.02         28.13         83.24         57.59         92.75         19.69         37.6
-------------------------------------------------------------------------------------------------------------------------------
40.001 - 45.000            90.29      76.73         32.94         83.78         61.31         92.75         21.31         42.4
-------------------------------------------------------------------------------------------------------------------------------
45.001 - 50.000            90.23      75.89         56.78          75.8         53.03         89.32          19.3        47.28
-------------------------------------------------------------------------------------------------------------------------------
50.001 - 55.000            85.28      74.01         50.21         80.12         66.37          78.2         16.31        51.85
-------------------------------------------------------------------------------------------------------------------------------
55.001 & Greater              94      73.78         66.46         86.21         69.59         80.07         12.38        57.47
-------------------------------------------------------------------------------------------------------------------------------
Total:                    88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%         36.1
-------------------------------------------------------------------------------------------------------------------------------



Silent 2nds

                                                                                % of
                                # of Loans        Balance        Avg. Balance group balance    WAC       WARM    FICO      OLTV
----------------------------------------------------------------------------------------------------------------------------------
N                                1,493          $384,332,639       $257,423        35.07%       5.76      359     707     74.88%
---------------------------------------------------------------------------------------------------------------------------------
Y                                2,608           711,482,253        272,808         64.93      5.805      359     717      78.29
---------------------------------------------------------------------------------------------------------------------------------
Total:                           4,101        $1,095,814,893       $267,207       100.00%      5.789      359     714     77.09%
---------------------------------------------------------------------------------------------------------------------------------


                                                                   % of        % Single
                      Combined LTV   Eff. LTV    % of Full Doc Primary Owner    Family    % of IO loans  % Cashout       DTI
--------------------------------------------------------------------------------------------------------------------------------
N                          74.88%     71.18%        26.94%        67.01%        59.58%        85.45%        47.67%        35.33
--------------------------------------------------------------------------------------------------------------------------------
Y                          95.11      78.16         27.61         87.26         59.55         93.63         10.24         36.48
--------------------------------------------------------------------------------------------------------------------------------
Total:                     88.02%     75.71%        27.38%        80.16%        59.56%        90.76%        23.36%        36.1
--------------------------------------------------------------------------------------------------------------------------------